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                                                                 EXHIBIT 10.10


                                887,665 WARRANTS

THESE WARRANTS AND THE SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK ISSUABLE UPON EXERCISE OF THESE WARRANTS (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS. THE WARRANT SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

July 7, 1997


                               WIRE NETWORKS, INC.

               WARRANTS FOR THE PURCHASE OF SHARES OF COMMON STOCK

        FOR VALUE RECEIVED, Wire Networks, Inc., a California corporation (the "Company"), hereby certifies that U S WEST Interactive Services, Inc. (the "Holder") is entitled, subject to the provisions contained herein, to purchase from the Company eight hundred eighty-seven thousand six hundred sixty-five (887,665) fully paid and non-assessable shares of Series C Convertible Preferred Stock (as defined below), subject to adjustment as provided herein, at an exercise price equal to the price per share of three dollars and 4/100 ($3.04) (the "Exercise Price").

        The term "Series C Stock" means the Series C Convertible Preferred Stock of the Company purchased at a price of $3.04 per share. The number of shares of Series C Stock to be received upon the exercise of these Warrants may be adjusted from time to time as hereinafter set forth. The shares of Series C Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other securities that may be issued by the Company in addition to, or in substitution for, the Warrant Stock.

        References herein to the "Company" are to (i) Wire Networks, Inc. and any successor thereto, (ii) any successor corporation resulting from the merger or consolidation of Wire Networks, Inc., or any successor thereto, with another corporation or (iii) any corporation to which Wire Networks, Inc., or any successor thereto, has transferred its property or assets as an entirety or substantially as an entirety.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of these Warrants, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of these Warrants,


                                       1.
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if mutilated, the Company shall execute and deliver new Warrants of like tenor and date. Any such new Warrants, upon execution and delivery, shall constitute an additional contractual obligation on the part of the Company, whether or not these Warrants so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

        By its acceptance of these Warrants, the Holder agrees with the Company that these Warrants are issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein, including the following:

        1. EXERCISE OF WARRANTS. The Warrants may be exercised in the amounts set forth below, at any time prior to three (3) months following the third anniversary of the date of closing of the Series C Convertible Preferred Stock financing for the Company ("Expiration Date"). The Warrants shall be exercisable by presentation and surrender of these Warrants to the Company at its principal office (which on the date hereof is 1820 Gateway Drive, San Mateo, or at the office of its stock transfer agent (which on the date hereof is the Company), if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check or checks, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form. Upon receipt by the Company of these Warrants, together with the Exercise Price, at its office, or by the Company's stock transfer agent at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Stock (and Other Securities) issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or that certificates representing such Warrant Stock (or Other Securities) shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Stock (and Other Securities) upon exercise of these Warrants.

        2. RESERVATION OF SHARES AND OTHER SECURITIES. The Company will at all times reserve for issuance and delivery upon exercise of these Warrants all shares of Warrant Stock and other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of these Warrants. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free and clear of all preemptive rights.

        3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of these Warrants, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share in lieu of each fraction of a share otherwise issuable upon any exercise of these Warrants, as determined by the Board of Directors in its reasonable discretion.

        4. EXCHANGE OF WARRANTS. These Warrants are exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of shares of Warrant Stock (and Other Securities) purchasable hereunder.

                                       2.
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        5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein.

        6.     ANTI-DILUTION PROVISIONS

        6.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Series C Stock (or Other Securities at the time receivable upon the exercise of these Warrants) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Series C Stock shareholders, the number of shares of Series C Stock (or Other Securities) subject to these Warrants immediately prior to such subdivision shall be proportionately increased and the Exercise Price per share shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Series C (or Other Securities) by recapitalization, reclassification or combination thereof, the number of shares of Series C Stock (or Other Securities) subject to these Warrants immediately prior to such combination shall be proportionately decreased and the Exercise Price per share shall be proportionately increased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or, if any adjustment is the result of a stock dividend or distribution, then the effective date for such adjustment shall be the record date therefor.

        6.2    ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

               (A) In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable upon the exercise of these Warrants) after the date hereof or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder, upon the exercise hereof, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of these Warrants prior to such consummation, the securities or property to which the Holder would have been entitled upon such consummation if the Holder had exercised these Warrants immediately prior thereto (but had not exercised any rights with respect to such securities or property in connection with the reorganization, consolidation, merger or conveyance); in each such case, the terms of these Warrants shall be applicable to the securities or property receivable upon the exercise of these Warrants after such consummation.

               (B) In any case where the Company shall consolidate with or merge into another corporation, and shall not be the surviving corporation, or shall convey all or substantially all of its assets to another corporation, then, and in each such case, the Company shall, as a condition of the closing of such transaction, require that the surviving corporation or the corporation that shall have received substantially all of the Company's assets expressly assume the obligations of the Company under these Warrants in a form reasonably satisfactory to the Holder.

        6.3 NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any

                                       3.
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other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of these Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, while these Warrants are outstanding, the Company (a) will not permit the par value, if any, of the shares of Warrant Stock to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of Warrant Stock and Other Securities upon the exercise of these Warrants

        6.4 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Warrant Stock or Other Securities receivable upon the exercise of these Warrants, the Company at its expense will promptly compute such adjustment in accordance with the terms of these Warrants and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

        6.5    NOTICES OF RECORD DATE, ETC.  In case:

               (A) the Company shall take a record of the holders of its Series C Stock (or Other Securities at the time receivable upon the exercise of these Warrants) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

               (B) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, and consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

               (C) of any voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, to be fixed, as to which the holders of record of Warrant Stock (or such other securities at the time receivable upon the exercise of these Warrants) shall be entitled to exchange their shares of Warrant Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and these Warrants may be exercised prior to said date during the term of these Warrants.

                                       4.
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        7. RESTRICTIONS ON TRANSFER OF WARRANTS, WARRANT STOCK AND OTHER
SECURITIES. The Warrant Stock and Other Securities may not be sold, transferred or otherwise disposed of unless registered under the Securities Act of 1933 (the "Securities Act") and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the seller delivers to the Company an opinion of counsel satisfactory to the Company confirming the availability of such exemption.

        8. LEGEND. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of these Warrants and the issuance of any of the shares of Warrant Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        9. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. This Warrant does not by itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder shall cause the Holder to be a stockholder of the Company for any purpose

        10. AMENDMENT; WAIVER. Any term of the Warrants may be amended and the observance of any term of the Warrants may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Holder and the Company.

        11. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telecopied, delivered personally or within two days after mailing when mailed by certified mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice in writing hereunder.

        12. ASSIGNMENT. These Warrants, and the rights of the Holder hereunder, are not assignable by the Holder, except to an affiliate (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) thereof. Any attempted assignment in violation of this Section 12 shall be null and void.

                                       5.
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        13. ENTIRE AGREEMENT. This Agreement, together with Annex A hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

        14. APPLICABLE LAW. These Warrants shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to conflicts of law principles.

        IN WITNESS WHEREOF, the Company has caused these Warrants to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                                   WIRE NETWORKS, INC.


                                                   BY:  /s/ MARLEEN MCDANIEL
                                                        -----------------------
                                                   TITLE:  CEO and President




ACKNOWLEDGED AND AGREED:

U S WEST INTERACTIVE SERVICES, INC.


By: /s/ U S WEST INTERACTIVE SERVICES, INC.
   ----------------------------------------
Title:
        ---------------------------------



                                       6.
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                              WARRANT EXERCISE FORM

        The undersigned hereby irrevocably elects to exercise Warrants to purchase __________ shares of Series C Convertible Preferred Stock of Wire Networks, Inc., a California corporation, and hereby makes payment of $____________________ in full satisfaction thereof.



               ----------------------------
               Signature

               ----------------------------
               Signature, if jointly held

               ----------------------------
               Date



                       INSTRUCTIONS FOR ISSUANCE OF STOCK
              (if other than to the Holder of the within Warrants)

Name __________________________________________________________________________


Address _______________________________________

_______________________________________________


_______________________________________________


Social Security or Taxpayer Identification Number.

_______________________________________________